SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             -----------------------

                               First Amendment To
                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934
                            ----------------------


       Date  of  Report  (Date  of  earliest  event reported):  DECEMBER 5, 2000
                                                                ----------------



                               Banyan Corporation
                        --------------------------------
             (Exact name of registrant as specified in its charter)


            OREGON                  000-26065                   84-1346327
     ----------------------         ---------            ----------------------
   (State of incorporation or       (Commission            (I.R.S. Employer
         organization)              File Number)          Identification Number)


             4740 Forge Rd., Bldg. #112, Colorado Springs, CO  80907
         --------------------------------------------------------------
         (Address of principal executive offices)            (Zip Code)


      Registrant's  telephone  number,  including  area  code:  (719)  531-5535
                                                                ---------------


Item 1. Change in Control of Registrant

         Not applicable.

Item 2. Acquisition of Assets

         Not applicable.

Item 3.  Bankruptcy or Receivership

         Not applicable.

Item 4. Changes in Registrant's Certifying Public Accountant.

     Alhough his report on the Company's  financial  statements for the past two
years has not  contained an adverse  opinion,   disclaimer  of opinion,  or any
qualifications or modifications with regard to uncertainy, audit scope, or accounting principles, the Company, upon the recommendation of its Board of Directors, has elected to dismiss its Certified Public Accountant, Ronald R. Chadwick, P.C., as of December 1, 2000.

     The Company has not had any disagreements with Mr. Chadwick on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. The Company has elected to dismiss Mr. Chadwick because the Board of Directors feels that the Company's business has grown to the point where it would be beneficial to hire a mid size or regional accounting firm, and in order to do so it must first dismiss Mr. Chadwick.


Item 5.  Other events.

         Not applicable.

Item 6.  Resignations of Registrant's Directors

         Not applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         See attached financial statement for NetDisc, Inc.

Item 8.  Change in Fiscal Year

         Not applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   BANYAN  CORPORATION
                                   -------------------
                                  (Registrant)


Date:  December 5,  2000            /s/  Larry Stanley
                                   --------------------
                                   Larry Stanley
                                   President  and  CEO



                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number          Description
------          -----------

99.1            Response of Mr. Chadwick

To Be Filed By Amendment

EXHIBIT 99.1

                            RONALD R. CHADWICK, P.C.
                           CERTIFIED PUBLIC ACCOUNTANT
                         2851 S. PARKER ROAD, SUITE 720
                             AURORA, COLORADO 80014
                                   ----------
                             TELEPHONE:(303)306-1967
                            TELECOPIER:(303)306-1944



December 6, 2000

Securities and Exchange Commission
450 5th Street, NW
Washington, D.C. 20549

Re: Banyan Corporation
    File No.  000-26065


On December 1, 2000, my appointmnet as principal acountant for Banyan Corporation was terminated. I have read Banyan Corporation's statements included under Item 4 of its Form 8-k dated December 5, 2000, and agree with such statements.


Very Truly Yours,


/s/ RONALD R. CHADWICK
RONALD R. CHADWICK
CERTIFIED PUBLIC ACCOUNTANT